Exhibit 10.2
SECOND AMENDMENT TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of August 24, 2021 (the “Effective Date”), is made by and among NSREIT CB LOAN, LLC, CB LOAN NT-II, LLC, BRIGHTSPIRE CREDIT 3, LLC, BRIGHTSPIRE CREDIT 4, LLC, BRIGHTSPIRE CREDIT 3EU, LLC and BRIGHTSPIRE CREDIT 3UK, LLC, each a Delaware limited liability company (each such Person and any other Person when such Person joins as a Seller hereunder from time to time, individually and/or collectively as the context may require, “Seller”), BRIGHTSPIRE CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company (“Guarantor”) (for the purpose of acknowledging and agreeing to the provision set forth in Section 3 hereof), and CITIBANK, N.A., a national banking association (“Buyer”).
W I T N E S S E T H:
WHEREAS, Seller and Buyer have entered into that certain Amended and Restated Master Repurchase Agreement, dated as of April 26, 2019, by and among Seller and Buyer, as amended by that certain First Amendment to Amended and Restated Master Repurchase Agreement, dated as of April 14, 2021, by and among Seller, Guarantor and Buyer (as the same may be further amended, supplemented, extended, restated, replaced or otherwise modified from time to time, the “Repurchase Agreement”);
WHEREAS, all capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Repurchase Agreement;
WHEREAS, Seller and Buyer desire to modify certain terms and provisions of the Repurchase Agreement as set forth herein.
NOW, THEREFORE, in consideration of ten dollars ($10) and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Seller and Buyer covenant and agree as follows as of the Effective Date and Guarantor acknowledges and agrees as to the provision set forth in Section 3 as of the Effective Date:
1.    Modification of Repurchase Agreement. The Repurchase Agreement is hereby modified as of the Effective Date as follows:
(a)    The following definitions in Section 2 of the Repurchase Agreement are hereby deleted in their entirety and any references to such terms in the Transaction Documents shall be deemed deleted and of no further force and effect:

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“EURIBOR”, “EURIBOR Screen Rate”, “Foreign Purchased Asset (GBP)”, “Purchase Date Spot Rate (GBP)” and “LIBOR Screen Rate”.
(b)    The following definitions in Section 2 of the Repurchase Agreement are hereby deleted in their entirety and the following corresponding definitions are substituted therefor:
“Applicable Currency” means U.S. Dollars, Euros or such other currency permitted by Buyer, in its sole discretion, as applicable.
“Benchmark” shall mean, initially, LIBOR; provided that if a Benchmark Transition Event, an Early Opt-in Election or a Term SOFR Transition Event, as applicable, and its related Benchmark Replacement Date have occurred with respect to LIBOR, or the then current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Article 3(g); provided, further, that in no event shall the Benchmark for any Pricing Rate Period be less than the Benchmark Floor.
“LIBOR” shall mean, with respect to each Pricing Rate Period related to any U.S. Purchased Asset, the rate (expressed as a percentage per annum and rounded upward, if necessary, to the next nearest 1/1000 of 1%) for deposits in U.S. dollars, for a one month period, that appears on “Page BBAM” of the Bloomberg Financial Markets Services Screen (or the successor thereto) as of 11:00 a.m., London time, on the related Pricing Rate Determination Date. If such rate does not appear on “Page BBAM” of the Bloomberg Financial Markets Services Screen (or the successor thereto) as of 11:00 a.m., London time, on such Pricing Rate Determination Date, Buyer shall request the principal London office of any four major reference banks in the London interbank market selected by Buyer to provide such bank’s offered quotation (expressed as a percentage per annum) to prime banks in the London interbank market for deposits in U.S. dollars for a one month period as of 11:00 a.m., London time, on such Pricing Rate Determination Date for amounts of not less than the Repurchase Price of the applicable Transaction. If at least two such offered quotations are so provided, LIBOR shall be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, Buyer shall request any three major banks in New York City selected by Buyer to provide such bank’s rate (expressed as a percentage per annum) for loans in U.S. dollars to leading European banks for a one month period as of approximately 11:00 a.m., New York City time on the applicable Pricing Rate Determination Date for amounts of not less than the Repurchase Price of such Transaction. If at least two such rates are so provided, LIBOR shall be the arithmetic mean of such rates. LIBOR shall be determined by Buyer or its agent, which determination shall be conclusive absent manifest error. Buyer’s determination of LIBOR shall be binding and conclusive on Seller absent manifest error. Notwithstanding the foregoing, in no event shall LIBOR be less than zero.
“Purchase Date Spot Rate” shall mean the Purchase Date Spot Rate (EUR) or the Purchase Date Spot Rate (U.S. Dollars), as applicable.

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“Reference Time” with respect to any setting of the then-current Benchmark shall mean (1) if such Benchmark is LIBOR, 11:00 a.m. (London time) on the Pricing Rate Determination Date, and (2) if the Benchmark is not LIBOR, the time on the Pricing Rate Determination Date determined by Buyer in its reasonable discretion.
“Spot Rate” shall mean, with respect to an Applicable Currency, as of any date of determination, the rate quoted as the spot rate for the purchase of such Applicable Currency with another Applicable Currency at or about 11:00 a.m., London time (in the case of each Foreign Purchased Asset (EUR)), on the date that is two (2) Business Days prior to the date as of which the foreign exchange computation is made as obtained from the applicable screen on Bloomberg.
(c)    Section 4(b) of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:
“(b)    No later than the Margin Call Deadline, Seller shall (at Seller’s election) utilize any combination of the following, so that after giving effect to such transfer or repurchase, no Margin Deficit shall be outstanding (i.e. (x) the aggregate Market Value of all U.S. Purchased Assets shall be equal to the sum of the Margin Amounts calculated individually with respect to each U.S. Purchased Asset, and (y) the aggregate Market Value of all Foreign Purchased Assets (EUR) shall be equal to the sum of the Margin Amounts calculated individually with respect to each Foreign Purchased Asset (EUR)):
(A)    transfer to Buyer cash in reduction of the Purchase Price of Transactions determined by Seller,
(B)    repurchase one or more Purchased Assets pursuant to Article 3(d),
(C)    pledge additional collateral acceptable to Buyer in its sole discretion,
(D)    deliver a Margin Excess Request and apply a Margin Excess Advance from one or more other Purchased Assets to reduce the Purchase Price of Transactions determined by Seller, or
(E)    any combination of the foregoing clauses (A) through (D).”
(d)    Section 5(j)(ix) of the Repurchase Agreement is hereby deleted in their entirety and replaced with the following:
“(ix)     Buyer on the one hand, and CLNC EURO on the other hand, each confirm that it will take all steps (including, without limitation, the completion of procedural formalities) reasonably required by the other such that payments by the obligors in respect of the Foreign Purchased Assets can be made without deduction or withholding for or on account of Tax so far as legally permissible.”

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(e)    Section 5(j)(x) of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following: “[Intentionally Omitted]”.
(f)    Exhibit III of the Repurchase Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.
2.    Seller’s Representations. Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles. No Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Seller of this Amendment. Any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Seller of this Amendment has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).
3.    Reaffirmation of Guaranty. Guarantor has executed this Amendment for the purpose of acknowledging and agreeing that, notwithstanding the execution and delivery of this Amendment and the amendment of the Repurchase Agreement hereunder, all of Guarantor’s obligations under the Guaranty remain in full force and effect and the same are hereby irrevocably and unconditionally ratified and confirmed by Guarantor in all respects.
4.    Conditions Precedent. This Amendment and its provisions shall become effective upon the execution and delivery of this Amendment by a duly authorized officer of each of Seller, Buyer and Guarantor.
5.    Agreement Regarding Expenses. Seller agrees to pay Buyer’s reasonable out of pocket expenses (including reasonable legal fees) incurred in connection with the preparation and negotiation of this Amendment promptly after Buyer or Buyer’s counsel gives Seller an invoice for such expenses.
6.    Full Force and Effect. Except as expressly modified hereby, all of the terms, covenants and conditions of the Repurchase Agreement and the other Transaction Documents remain unmodified and in full force and effect and are hereby ratified and confirmed by Seller. Any inconsistency between this Amendment and the Repurchase Agreement (as it existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the Repurchase Agreement inconsistent with this Amendment. All references to the “Agreement” in the Repurchase Agreement or to the “Repurchase Agreement” in any of the other Transaction Documents shall mean and refer to the Repurchase Agreement as modified and amended hereby.

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7.    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer under the Repurchase Agreement, any of the other Transaction Documents or any other document, instrument or agreement executed and/or delivered in connection therewith.
8.    Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.
9.    Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement. Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures
10.    Governing Law. This Amendment shall be governed in accordance with the terms and provisions of Section 19 of the Repurchase Agreement.

[No Further Text on this Page; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written and effective as of the Effective Date.

BUYER:
CITIBANK, N.A. By: /s/ Richard Schlenger Name: Richard Schlenger Title: Authorized Signatory

[SIGNATURES CONTINUE ON NEXT PAGE]
[Signature Page to Second Amendment to Amended and Restated Master Repurchase Agreement]

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SELLER:

NSREIT CB LOAN, LLC, a Delaware limited liability company By: /s/ David A. Palamé Name: David A. Palamé Title: Vice President

CB LOAN NT-II, LLC, a Delaware limited liability company By: /s/ David A. Palamé Name: David A. Palamé Title: Vice President

BRIGHTSPIRE CREDIT 3, LLC, a Delaware limited liability company By: /s/ David A. Palamé Name: David A. Palamé Title: Vice President

BRIGHTSPIRE CREDIT 4, LLC, a Delaware limited liability company By: /s/ David A. Palamé Name: David A. Palamé Title: Vice President

BRIGHTSPIRE CREDIT 3EU, LLC, a Delaware limited liability company By: /s/ David A. Palamé Name: David A. Palamé Title: Vice President
[Signature Page to Second Amendment to Amended and Restated Master Repurchase Agreement]

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BRIGHTSPIRE CREDIT 3UK, LLC, a Delaware limited liability company By: /s/ David A. Palamé Name: David A. Palamé Title: Vice President

[SIGNATURES CONTINUE ON NEXT PAGE]
[Signature Page to Second Amendment to Amended and Restated Master Repurchase Agreement]

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GUARANTOR: BRIGHTSPIRE CAPITAL OPERATING COMPANY, LLC, By: /s/ David A. Palamé Name: David A. Palamé Title: Vice President

[Signature Page to Second Amendment to Amended and Restated Master Repurchase Agreement]

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EXHIBIT A
EXHIBIT III
FORM OF CONFIRMATION STATEMENT
[DATE]
To:    [_________________________]
Re:    Amended and Restated Master Repurchase Agreement, dated as of April 26, 2019 (as amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Repurchase Agreement”) by and among NSREIT CB Loan, LLC, CB Loan NT-II, LLC, Brightspire Credit 3, LLC, Brightspire Credit 4, LLC, Brightspire Credit 3EU, LLC and Brightspire Credit 3UK, LLC, each a Delaware limited liability company (each such Person and any other Person when such Person joins as a Seller under the Repurchase Agreement from time to time, individually and/or collectively as the context may require, “Seller”) and Citibank, N.A. (“Buyer”).
Ladies and Gentlemen:
In accordance with Article 3(a) of the Repurchase Agreement, Buyer is pleased to deliver this written CONFIRMATION of its agreement to enter into a Transaction with you pursuant to which Buyer will purchase from you the Eligible Asset identified below and you will agree to repurchase such Eligible Asset from Buyer on the terms set forth herein and in accordance with the Repurchase Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Repurchase Agreement.

Purchase Date:	__________, 20__
Eligible Asset(s):	As identified on attached Schedule 1
Aggregate Principal Amount of Eligible Asset(s):	As identified on attached Schedule 1
Governing Agreements:	As identified on attached Schedule 1
Repurchase Date:	__________, 20__
Purchase Price:	$/£/€____________
Repurchase Price:	As provided in the Repurchase Agreement.
Initial Market Value of Purchased Asset:	$/£/€____________
Purchase Price Debt Yield	__________________%

Ex. III-1
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Pricing Rate:	[LIBOR] plus Applicable Spread of _______ basis points
Purchase Price Percentage: Effective Purchase Price Percentage:	_____% _____%
Amount of Seller’s Future Funding Obligations:	$____________
Purchase Price LTV:	_____%
Applicable Currency:	[U.S. Dollars/Euros]
[Purchase Date Spot Rate (U.S. Dollars):	[____]][1]
[Purchase Date Spot Rate (EUR):	[____]][2]
[Other Applicable Business Day:	As identified on attached Schedule 1][3]

Amount of Buyer’s Future Funding Advance Obligations:	$____________

    [FOR FUTURE FUNDING ADVANCE DRAW, IF APPLICABLE][In addition to the satisfaction of all terms and conditions set forth in the Repurchase Agreement, the pending Transaction shall be subject to the following conditions precedent:]

[FUTURE FUNDING ADVANCE DRAW CONDITIONS PRECEDENT TO BE ADDED]

1 For Foreign Purchased Assets.
2 For Foreign Purchased Assets denominated in Euro where underlying Mortgaged Property is denominated in currency other than Euro.
3 For Foreign Purchased Assets, as necessary pursuant to clause (iii) of the definition of “Business Day”.
Ex. III-2

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Seller's Wiring Instructions:
Bank Name:	JP Morgan Chase Bank
ABA Number:	021-000-021
Account Number:	209-598-819
Reference:	Credit RE Operating Company, LLC

You hereby certify that the representations and warranties in Article 9 of the Repurchase Agreement (subject to any exceptions set forth in the Requested Exceptions Report attached hereto) are true and correct with respect to the Purchased Asset subject to this Confirmation on and as of the Purchase Date for this Transaction in all material respects (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
Please evidence your agreement to proceed with the proposed Transaction by promptly returning to Buyer a countersigned counterpart of this Confirmation.

CITIBANK, N.A.

By: ________________________ Name: Title:

AGREED AND ACKNOWLEDGED:

[_________________________]

By: ________________________ Name: Title:
Ex. III-3

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Schedule 1 to Confirmation Statement
ASSET INFORMATION
Loan / Property Flag:
Number of Properties:
Borrower:
Property Name (for each property):
Property Address (for each property):
Origination Date:

Loan Amount:
Current Principal Balance            $______________
Maximum Principal Balance        $______________
Interest Rate:
Maturity Date:
Governing Agreements:

[Other Applicable Business Day:]

Ex. III-1

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